                                                                EXHIBIT 10.23


                              WAIVER AGREEMENT


     This Waiver Agreement (the "Agreement") is entered into as of January
27, 1998 by and among Booth Creek Ski Holdings, Inc., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), Booth Creek Ski Acquisition Corp., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), Trimont Land Company, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), Sierra-at-Tahoe, Inc., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), Bear Mountain, Inc., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), Waterville Valley Ski Resort, Inc., a Delaware corporation (together with its successors and assigns, "Waterville"), Mount Cranmore Ski Resort, Inc., a Delaware corporation (together with its successors and assigns, "Cranmore"), Ski Lifts, Inc., a Washington corporation (together with its successors and assigns, "Ski Lifts"), Grand Targhee Incorporated, a Delaware corporation (together with its successors and assigns, "Grand Targhee," and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore and Ski Lifts, the "Borrowers," and each a "Borrower"), and BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association, as a lender (the "Lender") and as agent (the "Agent").

                            W I T N E S S E T H :

     WHEREAS, the Borrowers, the Lender and the Agent are parties to that certain Credit Agreement dated as of December 3, 1996, as amended and restated as of March 18, 1997, as further amended as of June 15, 1997, July 30, 1997 and October 27, 1997 and in effect on the date hereof (the "Credit Agreement") among the Borrowers, the Lender and the Agent;

     WHEREAS, the Borrowers have requested the Lender and the Agent to waive Defaults and Events of Default with respect to the Credit Agreement in connection with certain capital expenditures made by the Borrowers during their respective fiscal years ended October 31, 1997 and the failure of the Borrowers to give notice thereof to the Agent.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit
Agreement.

     2. Waiver. The Lender and the Agent hereby waive any Default or Event of Default arising out of any violations of Sections 7.4.5 and 7.11 of the Credit Agreement which are attributable to (i) capital expenditures made by the Borrowers during their respective fiscal years ended October 31, 1997 in excess of the aggregate amount permitted under Section 7.11 of the Credit Agreement and (ii) the failure of the Borrowers to give notice thereof to the Agent in the manner described in Section 7.4.5 of the Credit Agreement.

     3. Representation and Warranties, etc. The Borrowers hereby represent and warrant to the Agent that after giving effect to the terms of this Agreement
(i) all of the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, (ii) no Default or Event of Default exists or is continuing and (iii) the Borrowers have performed all the agreements on their part to be performed prior to the date hereof as set forth in the Credit Agreement. The Borrowers further represent to the Agent that the aggregate capital expenditures of the Borrowers during their respective fiscal years ended October 31, 1997 did not exceed $12.0 million.

     4. Effectiveness of Waiver. This Agreement is not conditioned upon the approval of any amendment to the Credit Agreement or the grant of any other waiver by the Lender or the Agent. This Agreement shall be deemed effective as of October 31, 1997.

     5. Effect on the Credit Agreement. Except as provided hereinabove, all of the terms, conditions and covenants of the Credit Agreement and all other
Credit Documents shall remain unaltered and in full force and effect and shall continue to be binding upon the Borrowers in all respects and are hereby ratified and confirmed.

     6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



                            (signature page follows)

     IN WITNESS WHEREOF, the Borrowers, the Lender and the Agent have executed this Agreement as of the date first above written.



                                        BOOTH CREEK SKI HOLDINGS, INC.
                                        BOOTH CREEK SKI ACQUISITION CORP.
                                        TRIMONT LAND COMPANY
                                        SIERRA-AT-TAHOE, INC.
                                        BEAR MOUNTAIN, INC.
                                        WATERVILLE VALLEY SKI RESORT, INC.
                                        MOUNT CRANMORE SKI RESORT, INC.
                                        SKI LIFTS, INC.
                                        GRAND TARGHEE INCORPORATED

                                        By: /s/ Jeffrey J. Joyce
                                            -------------------------
                                        Title:
                                               ----------------------

                                        Lender

                                        BANKBOSTON, N.A.

                                        By: /s/ Carlton Williams
                                            -------------------------
                                        Title:
                                               ----------------------

                                        Agent

                                        BANKBOSTON, N.A.

                                        By: /s/ Carlton Williams
                                            -------------------------
                                        Title:
                                               ----------------------